UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  1/13/2011

Commission file number: 000-53632

BAKKEN RESOURCES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	26-2973652
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601

 (Address of principal executive offices)

(406) 442-9444

(Registrant’s telephone number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 7.01 – Regulation FD Disclosure

On January 13, 2011, pursuant to a resolution of the Board of Directors, the company authorized the President to form a Nevada corporation by the name of BR Metals Corporation.  BR Metals Corporation will be a subsidiary corporation of the company and engage in the business of identifying, screening, evaluating, and acquiring precious metals properties in the Western United States.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  January 19, 2011

 BAKKEN RESOURCES, INC.

By:

/s/ Val M. Holms

Val M. Holms

President & CEO